UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018 (January 31, 2018)

Sun Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fellowship Rd., Suite 101, Mt. Laurel, N.J.		08054
(Address of principal executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (856) 691-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 31, 2018, Sun Bancorp, Inc., a New Jersey corporation (“Sun”), completed its previously announced merger with OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2017 (the “Merger Agreement”), by and among OceanFirst, Mercury Merger Sub Corp., a New Jersey corporation and a wholly-owned subsidiary of OceanFirst (“Merger Sub”), and Sun. Pursuant to the Merger Agreement, (i) Merger Sub merged with and into Sun (the “First-Step Merger”), with Sun surviving the First-Step Merger, and (ii) immediately following the completion of the First-Step Merger, Sun merged with and into OceanFirst (the “Second-Step Merger” and, together with the First-Step Merger, the “Integrated Mergers”), with OceanFirst surviving the Second-Step Merger. Following the consummation of the Integrated Mergers, Sun National Bank, a national bank, merged with and into OceanFirst Bank, National Association, a national bank (“OceanFirst Bank”), with OceanFirst Bank surviving such merger (together with the Integrated Mergers, the “Transactions”).

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the First-Step Merger (the “Effective Time”), each share of common stock, par value $5.00 per share, of Sun (the “Sun Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain shares of Sun Common Stock that were cancelled for no consideration pursuant to the terms of the Merger Agreement), including each share of Sun Common Stock underlying the Sun restricted stock awards granted by Sun under the Sun Bancorp, Inc. 2015 Omnibus Stock Incentive Plan, the Sun Bancorp, Inc. 2014 Performance Equity Plan, the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan and the Sun Bancorp, Inc. 2004 Stock-Based Incentive Plan (collectively, the “Sun Plans”), which restricted stock awards became fully vested at the Effective Time, and each share of Sun Common Stock underlying the Sun restricted stock unit awards granted by Sun under the Sun Plans, which restricted stock unit awards were cancelled at the Effective Time, was converted into the right to receive, at the election of the holder thereof (the “Election”) and subject to the allocation and proration procedures set forth in the Merger Agreement, either:

i.	an amount in cash (the “Cash Consideration”) equal to $24.99 (which is the sum of (A) $3.78 and (B) $21.21 (the product of 0.7884 and $26.9058, the volume-weighted average trading price of shares of Common Stock, par value $0.01 per share, of OceanFirst (“OceanFirst Common Stock”) on the NASDAQ Global Select Market (as reported by The Wall Street Journal) for the five full trading days ending on the last trading day preceding January 31, 2018 (the “OceanFirst Share Closing Price”))); or

ii.	0.9289 shares of OceanFirst Common Stock, which is a number of shares of OceanFirst Common Stock equal to the quotient (the “Exchange Ratio”), rounded to the nearest one-ten thousandth, of (A) the Cash Consideration divided by (B) the OceanFirst Share Closing Price (the “Stock Consideration” and, together with the Cash Consideration and any cash (without interest) in lieu of fractional shares of OceanFirst Common Stock, the “Merger Consideration”).

The Elections are subject to the allocation and proration procedures applicable to oversubscription and undersubscription of the Cash Consideration set forth in the Merger Agreement. The aggregate amount of Cash Consideration is $72,366,671.16, with approximately 2,895,825 shares of Sun Common Stock being converted into the right to receive the Cash Consideration, and the remaining shares of Sun Common Stock being converted into the right to receive the Stock Consideration. Based on the results of the Elections, the Cash Consideration is oversubscribed. Accordingly, (i) all of the Sun shares with respect to which a valid stock Election was made, and all of the non-Election shares under the Merger Agreement, were converted into the right to receive the Stock Consideration and (ii) 34% of the Sun shares with respect to which a valid cash Election was made (the “Cash Election Shares”) were converted into the right to receive the Cash Consideration, while the remaining 66% of the Cash Election Shares were converted into the right to receive the Stock Consideration. The available Cash Consideration will be allocated on a pro rata basis among all of the holders of Cash Election Shares such that 34% of each such holder’s Cash Election Shares will be entitled to receive the Cash Consideration, and the remaining 66% of each such holder’s Cash Election Shares will be entitled to receive the Stock Consideration.

Also at the Effective Time, each option to purchase shares of Sun Common Stock (each, a “Sun Stock Option”) was converted into an option to purchase shares of OceanFirst Common Stock on the same terms and conditions as were applicable prior to the Effective Time, except that the number of shares of OceanFirst Common Stock issuable upon exercise of a converted Sun Stock Option was adjusted by multiplying the number of shares of Sun Common Stock subject to such Sun Stock Option immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share), and the exercise price per share of a converted Sun Stock Option was adjusted by dividing the exercise price per share of such Sun Stock Option by the Exchange Ratio (rounded up to the nearest whole cent).

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Sun’s Current Report on Form 8-K filed on July 3, 2017 and is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, Sun requested that the shares of Sun Common Stock, which traded under the symbol “SNBC,” cease to be traded on the NASDAQ Stock Market (the “NASDAQ”) and be delisted from the NASDAQ after market close on January 31, 2018. Sun has also requested the NASDAQ to file a notification of removal from listing of Sun Common Stock on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”).

Additionally, following the consummation of the transactions described in Item 2.01 of this Current Report on Form 8-K, it is expected that OceanFirst (as successor to Sun by operation of law) will file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”) to request the deregistration of the Sun Common Stock under Section 12(g) of the Exchange Act and the suspension of Sun’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders

As a result of the First-Step Merger, each issued and outstanding share of Sun Common Stock was cancelled, and each holder of Sun Common Stock ceased to have any rights as a shareholder of Sun other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2018, effective upon the Effective Time, Sun’s directors and executive officers ceased serving in such capacities.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, as of the Effective Time, the Certificate of Incorporation of Sun remained the Certificate of Incorporation of Sun and the Bylaws of Merger Sub became the Bylaws of Sun. As of the effective time of the Second-Step Merger, the Certificate of Incorporation and the Bylaws of Sun ceased to be in effect by operation of law and the organizational documents of OceanFirst (as successor to Sun by operation of law) remained the organizational documents of OceanFirst, consistent with the terms of the Merger Agreement. A copy of the Certificate of Incorporation and Bylaws of OceanFirst are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events

On January 31, 2018, OceanFirst issued a press release announcing the completion of the Transactions. A copy of the press release announcing the completion of the Transactions is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

On February 5, 2018, OceanFirst issued a press release announcing the final Election results. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2017, by and among OceanFirst Financial Corp., Sun Bancorp, Inc. and Mercury Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Sun Bancorp, Inc. on July 3, 2017).

3.1	Certificate of Incorporation of OceanFirst Financial Corp. (incorporated by reference to Exhibit 3.1 of OceanFirst Financial Corp.’s registration statement on Form S-1, File No. 033-80123, effective May 13, 1996, as amended). (P)

3.2	Amended and Restated Bylaws of OceanFirst Financial Corp., as amended and restated effective December 20, 2017 (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K, filed by OceanFirst Financial Corp. on December 21, 2017).

99.1	Press Release issued by OceanFirst Financial Corp., dated January 31, 2018.

99.2	Press Release issued by OceanFirst Financial Corp., dated February 5, 2018.

.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2017, by and among OceanFirst Financial Corp., Sun Bancorp, Inc. and Mercury Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Sun Bancorp, Inc. on July 3, 2017).

3.1	Certificate of Incorporation of OceanFirst Financial Corp. (incorporated by reference to Exhibit 3.1 of OceanFirst Financial Corp.’s registration statement on Form S-1, File No. 033-80123, effective May 13, 1996, as amended). (P)

3.2	Amended and Restated Bylaws of OceanFirst Financial Corp., as amended and restated effective December 20, 2017 (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K, filed by OceanFirst Financial Corp. on December 21, 2017).

99.1	Press Release issued by OceanFirst Financial Corp., dated January 31, 2018.

99.2	Press Release issued by OceanFirst Financial Corp., dated February 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanFirst Financial Corp. (as successor-in-interest to Sun Bancorp, Inc.)

Date: February 5, 2018	By:	/s/ Steven J. Tsimbinos
		Name:	Steven J. Tsimbinos
		Title:	Executive Vice President, General Counsel & Corporate Secretary